                                                                   Exhibit 10.33



                           LOUDEYE TECHNOLOGIES, INC.

                                  COMMON STOCK

                               PURCHASE AGREEMENT




                         Dated as of February 15, 2000
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                          LOUDEYE TECHNOLOGIES, INC.

                        Common Stock Purchase Agreement
                        -------------------------------

     This Common Stock Purchase Agreement (this "Agreement") is made as of
                                                 ---------
February 15, 2000 between Loudeye Technologies, Inc., a Delaware corporation with an office at Times Square Building, 414 Olive Way, Suite 300, Seattle, WA 98101(the "Company"), and Akamai Technologies, Inc., a Delaware corporation with
           -------
an office at 500 Technology Square, Fifth Floor, Cambridge, MA 02139 (the

"Purchaser").
----------

                                   RECITALS

     WHEREAS, the Purchaser desires to purchase from the Company shares of Common Stock, $.001 par value per share ("Common Stock"), of the Company
                                          ------------
concurrently with the Company's initial public offering upon the terms and conditions set forth herein; and

     WHEREAS, the Company and the Purchaser wish to set forth the terms and conditions upon which the Company will sell such shares to the Purchaser;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES

     1.01  Purchase Price and Closing.  The Company will issue and sell to the
           --------------------------
Purchaser and, subject to the terms and conditions of this Agreement, the Purchaser will purchase from the Company, an aggregate number of shares of Common Stock (the "Shares") determined by dividing $5,000,000 by the per-share
                   ------
price to the underwriters of shares of Common Stock in the Company's first underwritten, firm commitment public offering pursuant to an effective registration under the Securities Act of 1933, as amended, in which the Company receives gross proceeds of not less than $40,000,000 ("IPO"). The purchase and
                                                       ---
sale will take place at a closing (the "Closing") to be held on the date, at the
                                        --------
location and at the time of closing of the IPO, subject to the satisfaction of all of the conditions to the Closing specified in Article II herein. At the Closing the Company will issue and deliver a certificate evidencing the Shares to the Purchaser against payment of the full purchase price therefor by wire transfer of immediately available funds to an account designated by the Company.

     1.02  Restrictions on Transfer.  The Purchaser shall execute and deliver to
           ------------------------
FleetBoston Robertson Stephens Inc. a lock-up agreement in substantially the form attached hereto as Exhibit A.
                        ---------

     1.03  Representations and Warranties by the Purchaser.  The Purchaser
           -----------------------------------------------
represents and warrants to the Company that (a) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended; (b) it will acquire the Shares for its own account, for the purpose of investment and not with a view to distribution or resale thereof; (c) the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser, and this Agreement has been duly executed and delivered, and constitutes a valid, legal, binding and enforceable agreement of the Purchaser, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; (d) it has taken no action which would give rise to any claim by any other person for any brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby; (e) it has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms of the offering of the Shares and to obtain additional information concerning the Company and its business; and (f) it has received and reviewed the registration statement on Form S-1 (Registration No. 333-93361) and all amendments thereto filed by the Company with the Securities and Exchange Commission ("Commission")
                                                                   ----------
on December 22, 1999 (the "Registration Statement") and has all of the
                           ----------------------
information necessary for it to evaluate the merits and risks of an investment in the Shares and can bear the economic risks of such investment. The acquisition by the Purchaser of the Shares shall constitute a confirmation of the representations and warranties made by the Purchaser as at the date of such acquisition. The Purchaser further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

                                   ARTICLE II

                             CONDITIONS TO CLOSING

     2.01  Conditions of the Purchaser's Obligation.  The obligation of the
           ----------------------------------------
Purchaser to purchase and pay for the Shares at the Closing is subject to the satisfaction of the following conditions:

          (a) Documentation at Closing.  The Purchaser shall have received prior
              ------------------------
to or at the Closing all of the following documents or instruments, or evidence of completion thereof, each in form and substance satisfactory to the Purchaser:

          (i) A copy of the Certificate of Incorporation of the Company, certified by the Secretary of State of the State of Delaware, a copy of the resolutions of the Board of Directors of the Company evidencing the approval of this Agreement, the issuance of the Shares and the other matters contemplated hereby, and a copy of the By-laws of the Company, all of which shall have been certified by the Secretary of the Company to be true, complete and correct in every particular, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement and the Shares.

          (ii) The opinion of Venture Law Group, counsel to the Company, which shall be substantially the same as the opinion delivered to the underwriters of the IPO pursuant to the underwriting agreement relating to the IPO (the

"Underwriting Agreement"), with such deviations therefrom as are necessary to
-----------------------
reflect the private placement nature of the purchase of the Shares, including an opinion that the Shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares of the Company.

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          (iii)  A certificate of the Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificate for the Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

          (iv) A certificate of the President of the Company stating that all covenants and conditions required to be performed prior to or at the Closing have been performed as of the Closing.

          (v) Certificates of Good Standing and Existence for the Company from the Secretaries of State of the States of Delaware and Washington, as the case may be.

          (b) Performance.  The Company shall have performed and complied with
              -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          (c) Consents, Waivers, Etc.  The Company shall have obtained all
              -----------------------
consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws. In addition to the documents set forth above, the Company shall have provided to the Purchaser any other information or copies of documents that it may reasonably request.

          (d) Investors' Rights Agreement.  The Company's Amended and Restated
              ---------------------------
Investors' Rights Agreement dated as of December 14, 1999 (the "Rights
                                                                ------
Agreement" shall have been amended to include the Purchaser as a party such that the Purchaser is entitled to registration and other rights under the Rights Agreement with respect to the Shares as though the Purchaser were an Investor (as defined in the Rights Agreement) and the Shares were Registrable Securities (as defined in the Rights Agreement).

     2.02  Conditions of the Company's Obligation.  The obligation of the
           --------------------------------------
Company to sell the Shares at the Closing is subject to the satisfaction of the following conditions:

          (a) Completed IPO.  The closing of the IPO shall have occurred within
              -------------
45 days of the date hereof.

          (b) Consents, Waivers, Etc.  The Company shall have obtained all
              -----------------------
consents or waivers, if any, necessary to execute and deliver this Agreement, issue the Shares and to carry out the transactions contemplated hereby and thereby. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Shares and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws.

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                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchaser as follows:

     3.01  Corporate Action.  The Company has all necessary corporate power and
           ----------------
has taken all corporate action required to enter into and perform this Agreement and any other agreements and instruments executed in connection herewith (collectively, the "Financing Documents"). The Financing Documents are valid
                    --------------------
and legally binding obligations of the Company, enforceable in accordance with their terms. The issuance, sale and delivery of the Shares in accordance with this Agreement, have been duly authorized by all necessary corporate action on the part of the Company. The issuance of the Shares is not subject to preemptive rights or other preferential rights in any present stockholders of the Company that have not been waived and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound and to which the Company has not obtained appropriate waivers.

     3.02  No Conflict.  The execution and delivery of this Agreement by the
           -----------
Company does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation under
(i) any provision of the Certificate of Incorporation of the Company and Bylaws of the Company, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, or license to which the Company or any of its properties or assets is subject, or (iii) any judgment, order, decree, applicable to the Company or its properties or assets.

     3.03  Status of Shares. The Shares, when issued and delivered in accordance
           ----------------
with the terms hereof and after payment of the purchase price therefor, will be duly authorized, validly issued, fully-paid and non-assessable, issued in compliance with applicable state and federal securities laws and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

     3.04  Organization, Good Standing and Qualification.  The Company is a
           ---------------------------------------------
corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

     3.05  Registration Statement.  The Registration Statement, when and if it
           ----------------------
is declared effective by the Securities and Exchange Commission, (a) will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they will be made and (b) will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the

"Securities Act"), and the rules and regulations promulgated thereunder.
---------------

     3.06  Capitalization.  The capitalization of the Company set forth in the
           --------------
Registration Statement is, and as of the effective date of the Registration Statement will be, accurate in all material respects.

     3.07  Preemptive Rights.  The issuance of the Shares will not be subject to
           -----------------
any preemptive rights, rights of first refusal or similar rights.

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                                   ARTICLE IV

                                OTHER AGREEMENTS

     4.01  Registration Rights.  The parties shall use their best efforts to
           -------------------
amend the Rights Agreement to include the Purchaser as a party such that the Purchaser is entitled to registration and other rights under the Rights Agreement with respect to the Shares as though the Purchaser were an Investor (as defined in the Rights Agreement) and the Shares were Registrable Securities (as defined in the Rights Agreement).

     4.02  Publicity.  The parties agree to issue a joint press release
           ---------
announcing this Agreement and the transactions contemplated hereby following execution of this Agreement. Any proposed announcement, press release or other public disclosure concerning this Agreement and/or any of the transactions or relationships contemplated hereby shall be mutually approved by both parties (which approval shall not be unreasonably withheld). The Purchaser agrees and acknowledges that this Agreement and the transactions contemplated hereby shall be disclosed in the Registration Statement and filed as an exhibit to the first amendment to the Registration Statement following execution hereof.

                                   ARTICLE V

                                 MISCELLANEOUS

     5.01  No Waiver.  No failure or delay on the part of any party to this
           ---------
Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

     5.02  Amendments, Waivers and Consents.  Any provision in this Agreement to
           --------------------------------
the contrary notwithstanding, and except as hereinafter provided, changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the party requesting such change, addition, omission or waiver shall obtain consent thereto in writing from the other party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.03  Addresses for Notices.  All notices, requests, demands and other
           ---------------------
communications provided for hereunder shall be in writing and mailed, faxed or delivered to each applicable party at the address set forth below or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

If to the Purchaser: Akamai Technologies, Inc., 500 Technology Square, Fifth Floor, Cambridge, MA 02139, Attention General Counsel, with a copy to: Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: John H. Chory, Esq.; or at such other address as shall be designated by the Purchaser in a written notice to the Company complying as to delivery with the terms hereof.

If to the Company: Loudeye Technologies, Inc, Times Square Building, 414 Olive Way, Suite 300, Seattle, WA 98101, Attention: David Bullis, with a copy to:
Venture Law Group, 4750 Carillon Point, Kirkland, WA 98033, Attention: John W. Robertson; or at such other address as shall be designated by the Company in a written notice to the Purchaser complying as to delivery with the terms hereof.



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All such notices, requests, demands and other communications shall, when mailed
(which mailing must be accomplished by first class mail, postage prepaid; express overnight courier service; or registered mail, return receipt requested) or transmitted by facsimile, be effective three days after deposited in the mails or upon transmission by facsimile, respectively, addressed as aforesaid, unless otherwise provided herein.

     5.04  Binding Effect; Assignment.  This Agreement shall be binding upon and
           --------------------------
inure to the benefit of the Company and the Purchaser and their respective heirs, successors and assigns, except that the Purchaser shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Company.

     5.05  Entire Agreement.  This Agreement and the documents referred to
           ----------------
herein constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     5.06  Severability.  The provisions of this Agreement are severable and, in
           ------------
the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement, shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     5.07  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the internal laws of the State of Washington without regard to its conflicts of laws principles to the contrary.

     5.08  Headings.  Article, Section and subsection headings in this Agreement
           --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     5.09  Counterparts.  This Agreement may be executed in counterparts, each
           ------------
of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                     LOUDEYE TECHNOLOGIES, INC.

                                     By: /s/ Martin Tobias
                                        ------------------------------
                                        Name:
                                        Title:


                                     AKAMAI TECHNOLOGIES, INC.



                                     By: /s/ Paul Sagan
                                        ------------------------------
                                        Name:
                                        Title:



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